UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 2, 2014

EXPRESS SCRIPTS HOLDING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-35490	45-2884094
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Express Way, St. Louis, MO		63121
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 314-996-0900

No change since last report

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Revised Segment and Condensed Consolidating Financial Information

This Current Report on Form 8-K includes Items 7, 7A and 8 of the Company’s 10-K filed with the Securities and Exchange Commission (“SEC”) on February 20, 2014 with amendments to historical business segment information and revision in the condensed consolidating financial information. The segment information reflects a reorganization of a business between segments. The condensed consolidating financial information reflects a revision to previously reported amounts. The Company did not operate under the realigned business segment structure for any of these prior periods and began to report comparative results under the current structure effective with the filing of its Quarterly Report on Form 10-Q for the quarter ended March 31, 2014.

Except for matters noted above, no other information in the Company’s 2013 10-K is being updated for events or developments that occurred subsequent to the filing of the Company’s 2013 10-K with the SEC on February 20, 2014. Without limitation to the foregoing, this filing does not purport to update Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the Company’s 2013 10-K for any information, uncertainties, transactions, proceedings, risks, events or trends occurring or known to management. More current information is contained in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2014 and other filings with the SEC. This Current Report on Form 8-K should be read in conjunction with the Company’s 2013 10-K and such Quarterly Report on Form 10-Q and other filings. The Quarterly Report on Form 10-Q and other filings contain important information regarding events and developments of the Company that have occurred since the filing of the Company’s 2013 10-K.

Historical Financial Statements of Medco Health Solutions, Inc.

Attached hereto as Exhibits 99.2 and 99.3 are the audited consolidated financial statements of Medco Health Solutions, Inc. as of December 31, 2011, together with the notes thereto, and the unaudited consolidated financial statements of Medco Health Solutions, Inc. as of March 31, 2012, together with the notes thereto, respectively.

Revised Calculation of Ratio Earnings to Fixed Changes

Attached hereto as Exhibit 99.4 is the revised calculation of ratio of earnings to fixed changes. Interest expense for the year ended December 31, 2013 has been adjusted to exclude $67.0 million of interest expense related to the redemption of ESI’s $1,000.0 million aggregate principal amount of 6.250% senior notes due 2014.

Item 9.01 Financial Statements and Exhibits

See exhibit index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EXPRESS SCRIPTS HOLDING COMPANY (Registrant)

By:	/s/ Keith J. Ebling
Name:	Keith J. Ebling
Title:	Executive Vice President and General Counsel

Dated: June 2, 2014

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm

23.2	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm

99.1	Audited consolidated financial statements of Express Scripts Holding Company—December 31, 2013, together with the notes thereto.

99.2	Audited consolidated financial statements of Medco Health Solutions, Inc.—December 31, 2011, together with the notes thereto.

99.3	Unaudited consolidated financial statements of Medco Health Solutions, Inc.—March 31, 2012, together with the notes thereto.

99.4	Statement regarding computation of ratio of earnings to fixed charges.